                                                                   EXHIBIT 1.1



                               1,900,000 SHARES*

                                   COHR INC.

                                  COMMON STOCK

                             UNDERWRITING AGREEMENT


                                                             _____________, 1996


NEEDHAM & COMPANY, INC.
OPPENHEIMER & CO., INC.
CROWELL, WEEDON & CO.
WEDBUSH MORGAN SECURITIES INC.
  As Representatives of the several Underwriters
    445 Park Avenue
    New York, NY 10022

Ladies and Gentlemen:

         COHR Inc., a Delaware corporation (the "Company"), proposes to issue and sell 1,500,000 shares of the Company's Common Stock, $.01 par value per share (the "Common Stock"), to you and to the several other Underwriters (as defined below). The shares of Common Stock sold by the Company are hereinafter called the "Company Shares." The stockholders of the Company named in Schedule II (the "Primary Selling Stockholders") propose to sell 400,000 shares of Common Stock (the "Seller Shares") to you and the several other Underwriters. The Company Shares and the Seller Shares are hereinafter collectively referred to as the "Firm Shares." The Company and the stockholders of the Company named in Schedule III (the "Over-Allotment Selling Stockholders") have also agreed to grant to you and the other Underwriters an option (the "Option") to purchase up to an additional 285,000 shares of Common Stock (the "Option Shares") on the terms and for the purposes set forth in Section 1(b). The Firm Shares and the Option Shares are referred to collectively





__________________________________

   * Plus an option to purchase up to an additional 285,000 shares to cover over-allotments.




                                       1.

herein as the "Shares." The Primary Selling Stockholders and the Over-Allotment Selling Stockholders are referred to collectively herein as the Selling Stockholders. All shares of Common Stock of the Company, including the Shares, are hereinafter referred to as "Common Stock."

         It is understood that, subject to the conditions hereinafter stated, the Firm Shares will be sold to you and the several other Underwriters named in
Schedule I hereto (collectively, the "Underwriters"), for whom you are acting as representatives (the "Representatives").

         The Company and the Selling Stockholder confirm as follows their agreement with the Representatives and the several other Underwriters.

         1.      Agreement to Sell and Purchase.

                 (a) On the basis of the representations, warranties and agreements of the Company and the Selling Stockholders herein contained and subject to all the terms and conditions of this Agreement, (i) the Company agrees to sell an aggregate of 1,500,000 shares of Common Stock to the several Underwriters, (ii) the Primary Selling Stockholders agree, severally and not jointly, to sell an aggregate of 400,000 shares of Common Stock to the several Underwriters and (iii) each of the Underwriters, severally and not jointly, agrees to purchase from the Company and the Primary Selling Stockholders the respective number of Firm Shares set forth opposite that Underwriter's name in
Schedule I hereto, at the purchase price of $______ for each Firm Share. The number of Firm Shares to be purchased by each Underwriter from the Company and the Primary Selling Stockholders shall be as nearly as practicable in the same proportion to the total number of Firm Shares being sold by the Company and the Primary Selling Stockholders as the number of Firm Shares being purchased by each Underwriter bears to the total number of Firm Shares to be sold hereunder.

                 (b) Subject to all the terms and conditions of this Agreement, the Company and the Over-Allotment Selling Stockholders grant the Option to the several Underwriters to purchase, severally and not jointly, up to the maximum number of Option Shares set forth on Schedule III hereto at the same price per share as the Underwriters shall pay for the Firm Shares. The Option may be exercised only to cover overallotments in the sale of the Firm Shares by the Underwriters and may be exercised in whole or in part at any time (but not more than once) on or before the 30th day after the date of this Agreement upon written or telegraphic notice (the "Option Shares Notice") by the Representatives to the Company, no later than 12:00 noon, New York City time, at least two and no more than five business days before the date specified for closing in the Option Shares Notice, (the "Option Closing Date"), setting forth the aggregate number of Option Shares to be purchased and the time and date for such purchase. On the Option Closing Date, the Company and the Over-Allotment Selling Stockholders will issue and sell to the Underwriters the number of Option Shares set forth in the Option Shares




                                       2.

Notice, and each Underwriter will purchase such percentage of the Option Shares as is equal to the percentage of Firm Shares that such Underwriter is purchasing, as adjusted by the Representatives in such manner as they deem advisable to avoid fractional shares.

         2. Delivery and Payment. Delivery of the Firm Shares shall be made to the Representatives for the accounts of the Underwriters against payment of the purchase price by certified or official bank checks payable in New York Clearing House (next-day) funds to the order of the Company at the offices of Musick, Peeler & Garrett LLP, One Wilshire Boulevard, Los Angeles, California, at 7:00 a.m., Los Angeles time, on _________, 1996, or at such time on such other date, not later than seven (7) business days after the date of this Agreement, as may be agreed upon by the Company and the Representatives (such date is hereinafter referred to as the "Closing Date").

         To the extent the Option is exercised, delivery of the Option Shares against payment by the Underwriters (in the manner specified above) will take place at the offices specified above for the delivery of the Firm Shares at the time and on the date (which may be the Closing Date) specified in the Option Shares Notice.

         Certificates evidencing the Shares shall be in definitive form and shall be registered in such names and in such denominations as the Representatives shall request at least two (2) business days prior to the Closing Date, by written notice to the Company. For the purpose of expediting the checking and packaging of certificates for the Shares, the Company agrees to make such certificates available for inspection at least twenty-four (24) hours prior to the Closing Date.

         The cost of original issue tax stamps, if any, in connection with the issuance and delivery of the Shares by the Company to the respective Underwriters shall be borne by the Company. The Company will pay and save each Underwriter and any subsequent holder of the Shares harmless from any and all liabilities with respect to or resulting from any failure or delay in paying Federal and state stamp and other transfer taxes, if any, which may be payable or determined to be payable in connection with the original issuance or sale to such Underwriter of the Shares.

         3. Representations and Warranties of the Company. The Company represents, warrants and covenants to each Underwriter that:

                 (a) A registration statement (Registration No. 333-14979) on Form S-1 relating to the Shares, including a preliminary prospectus and such amendments to such registration statement as may have been required to the date of this Agreement, has been prepared by the Company under the provisions of the Securities Act of 1933, as amended (the "Act"), and the rules and regulations (collectively referred to as the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission")





                                       3.
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thereunder, and has been filed with the Commission.  The term "Preliminary
Prospectus" as used herein means a preliminary prospectus as contemplated by Rule 430 or Rule 430A of the Rules and Regulations included at any time as part of the registration statement. Copies of such registration statement and amendments and of each related preliminary prospectus have been delivered to the Representatives. If such registration statement has not become effective, a further amendment to such registration statement, including a form of final prospectus, or, if the Representatives shall agree to the use of Rule 434 of the Rules and Regulations, the information required to be included in any term sheet filed pursuant to Rule 434(b) or (c), as applicable, of the Rules and Regulations necessary to permit such registration statement to become effective will be filed promptly by the Company with the Commission. If such registration statement has become effective, a final prospectus, or, if the Representatives shall agree to the use of Rule 434 of the Rules and Regulations, the information required to be included in any term sheet filed pursuant to Rule 434(b) or (c) of the Rules and Regulations, as applicable, containing information permitted to be omitted at the time of effectiveness by Rule 430A of the Rules and Regulations, or, if the Representatives shall agree to the use of Rule 434 of the Rules and Regulations, the information required to be included in any term sheet filed pursuant to Rule 434(b) or (c), as applicable, of the Rules and Regulations will be filed promptly by the Company with the Commission in accordance with Rule 424(b) of the Rules and Regulations. The term "Registration Statement" means the registration statement as amended at the time it becomes or became effective (the "Effective Date"), and any registration statement filed pursuant to Rule 424(b) of the Rules and Regulations with respect to the offering, including financial statements and all exhibits and any information deemed to be included by Rule 430A and includes any registration statement relating to the offering contemplated by this Agreement and filed pursuant to Rule 462(b) of the Rules and Regulations. The term "Prospectus" means (i) if the Company does not rely on Rule 434 of the Rules and Regulations, the prospectus as first filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations, (ii) if the Company does not rely on Rule 434 of the Rules and Regulations and if no prospectus is required to be filed pursuant to Rule 424(b), the form of final prospectus included in the Registration Statement at the Effective Date, or
(iii) if the Company relies on Rule 434 of the Rules and Regulations, the term sheet relating to the Shares and satisfying the requirements of Rule 434 that is first filed pursuant to Rule 434(b)(7) of the Rules and Regulations, together with the preliminary prospectus identified therein that such term sheet supplements.

                 (b) The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus, or instituted proceedings for that purpose, and each such Preliminary Prospectus, has conformed in all material respects to the requirements of the Act and the Rules and Regulations and, as of its date, has not included any untrue statement of a material fact or omitted to state a material fact





                                       4.

required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made not misleading and at the time the Registration Statement became or becomes, as the case may be, effective and at all times subsequent thereto up to and on the Closing Date and on any later date on which Option Shares are to be purchased, (i) the Registration Statement and Prospectus, and any amendments or supplements thereto, contained and will contain all material information required to be included therein by the Act and the Rules and Regulations and will in all material respects conform to the requirements of the Act and the Rules and Regulations, and (ii) neither the Registration Statement nor the Prospectus, nor any amendment or supplement thereto, will include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that none of the representations and warranties contained in this subparagraph shall apply to information contained in or omitted from the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon, and in conformity with, written information furnished to the Company by any Underwriter through you specifically for inclusion therein.

                 (c) Each of the Company and the Subsidiaries (as defined below) has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation with full power and authority (corporate and other) to own, lease and operate its properties and conduct its business as described in the Registration Statement; the Company owns all of the outstanding capital stock of the Subsidiaries free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest; each of the Company and the Subsidiaries is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the ownership or leasing of properties or the conduct of its business requires such qualification except where the failure to be so qualified would not have a material adverse effect on the condition (financial or otherwise), earnings, operations, business or business prospects of the Company and the Subsidiaries considered as one enterprise; each of the Company and the Subsidiaries is not in violation of its respective charter or bylaws or in material violation of any law, order, rule, regulation, writ, injunction or decree of any government, government instrumentality or court, domestic or foreign which violation is likely to have a material adverse effect on the condition of the Company. The Company does not own or control, directly or indirectly, any corporation, association or other entity, other than _____________________, ______________________, and _______________ (the
"Subsidiaries).

                 (d) All of the outstanding shares of Common Stock of the Company have been duly authorized, validly issued and are fully paid and nonassessable; the Company has no shares of capital stock outstanding other than the Common Stock; the Shares to be issued and sold by the Company have been duly authorized and when issued





                                       5.

and paid for as contemplated herein will be validly issued, fully paid and nonassessable; no preemptive or similar rights exist with respect to any of the Shares or the issue and sale thereof. The description of the capital stock of the Company in the Registration Statement and the Prospectus is, and at the Closing Date will be, complete and accurate in all respects. Except as set forth in the Prospectus, the Company does not have outstanding, and at the Closing Date will not have outstanding, any options to purchase, or any rights or warrants to subscribe for, or any securities or obligations convertible into, or any contracts or commitments to issue or sell, any shares of Common Stock, or any such options, warrants, convertible securities or obligations.

                 (e) The consolidated financial statements included in the Registration Statement or the Prospectus present fairly the financial condition of the Company as of the respective dates thereof and the results of operations and cash flows of the Company and its Subsidiaries for the respective periods covered thereby, all in conformity with generally accepted accounting principles applied on a consistent basis throughout the entire period involved, except as otherwise disclosed in the Prospectus. No other financial statements or schedules of the Company are required by the Act or the Rules and Regulations to be included in the Registration Statement or the Prospectus. Deloitte & Touche LLP (the "Accountants"), who have reported on such financial statements and schedules, are independent accountants with respect to the Company as required by the Act and the Rules and Regulations. The summary financial and statistical data included in the Registration Statement present fairly the information shown therein and have been compiled on a basis consistent with the financial statements presented therein.

                 (f) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus and prior to the Closing Date, except as set forth in or contemplated by the Registration Statement and the Prospectus, (i) there has not been and will not have been any change in the capitalization of the Company, or any material adverse change in the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company, arising for any reason whatsoever, (ii) neither the Company nor any of its Subsidiaries has incurred nor will any of them incur any material liabilities or obligations, direct or contingent, nor has the Company or any of its Subsidiaries entered into nor will they enter into any material transactions other than pursuant to this Agreement and the transactions referred to herein, and (iii) the Company has not and will not have paid or declared any dividends or other distributions of any kind on any class of its capital stock.

                 (g) The Company is not an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investing company," as such term is defined in the Investment Company Act of 1940, as amended.





                                       6.

                 (h) There is not any pending or, to the Company's knowledge, threatened action, suit, claim or proceeding against the Company, any of its Subsidiaries or any of their respective officers or directors (based upon information provided by such officers and directors in questionnaires completed by such persons, copies of which have been provided to counsel to the Underwriters) or any of their properties, assets or rights before any court or governmental agency or body or otherwise which (i) might result in any material adverse change in the condition (financial or otherwise), earnings, operations, business or business prospects of the Company or any of its Subsidiaries considered as one enterprise, or might materially and adversely affect their properties, assets or rights, (ii) might prevent consummation of the transactions contemplated hereby, or (iii) is required to be, but is not, disclosed in the Registration Statement; and there are no contracts or documents of the Company or any of its Subsidiaries that are required to be described in the Prospectus or be filed as exhibits to the Registration Statement by the Act or by the Rules and Regulations which have not been accurately described in all material respects in the Prospectus or filed as exhibits to the Registration Statement, as the case may be. The contracts so described in the Prospectus or filed as exhibits to the Registration Statement have been duly authorized, executed and delivered by the Company, constitute valid and binding agreements of the Company, are enforceable against the Company in accordance with the terms thereof and are in full force and effect on the date hereof, except as the enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditor's rights generally, or by general equitable principles; and neither the Company nor any of its subsidiaries, nor to the best of the Company's knowledge, any other party is in material breach of or default under any such contracts.

                 (i) The Company is not, and at the Closing Date will not be, in default, under any indenture, mortgage, deed of trust, loan agreement, bond, debenture, note agreement or other evidence of indebtedness, or any lease, contract or other agreement or instrument to which it is a party or by which its property is bound or affected, which default might materially and adversely affect the business, properties, business prospects, condition (financial or other) or results of operations of the Company or any of its Subsidiaries considered as one enterprise, to the best knowledge of the Company, no other party under any indenture, mortgage, deed of trust, loan agreement, bond, debenture, note agreement or other evidence of indebtedness, or under any lease, contract or other agreement or instrument to which the Company or any of its Subsidiaries is a party is in default in any respect thereunder, which default might materially and adversely affect the business, properties, business prospects, condition (financial or other) or results of operations of the Company or its Subsidiaries considered as one enterprise.

                 (j) No consent, approval, authorization or order of, or any filing or declaration with, any court or governmental agency or body is required for the





                                       7.

consummation by the Company of the transactions on its part contemplated herein, except such as have been obtained under the Act, the Rules and Regulations or the Securities Exchange Act of 1934, as amended (the "Exchange Act") and such as may be required under the state securities or Blue Sky laws or the by-laws and rules of the National Association of Securities Dealers, Inc. (the "NASD") in connection with the purchase and distribution by the Underwriters of the Shares.

                 (k) The Company has full legal right, power and authority to enter into this Agreement and perform the transactions contemplated hereby and thereby. Each of this Agreement has been duly authorized, executed and delivered by the Company and is a valid and binding agreement on the part of the Company, enforceable in accordance with its terms, except as rights to indemnity and contribution hereunder may be limited by applicable law and except as the enforcement of this Agreement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally, or by general equitable principles; and the performance of this Agreement and the consummation of the transactions herein and therein contemplated will not result in (i) a breach or violation of any of the terms and provisions of or constitute a default under the charter or bylaws of the Company or any of its Subsidiaries, or (ii) a material breach or violation of any of the terms and provisions of or constitute a material default under (A) any indenture, mortgage, deed of trust, loan agreement, bond, debenture, note agreement or other evidence of indebtedness, or any lease, contract or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the property of the Company or any of its Subsidiaries is bound, or (B) any law, order, rule, regulation, writ, injunction, judgment or decree of any court or governmental agency or body having jurisdiction over the Company any of its Subsidiaries or over the properties of the Company or any of its Subsidiaries.

                 (l) Each of the Company and its Subsidiaries have good and marketable title to all properties and assets described in the Prospectus, as the case may be, as owned by it, free and clear of all liens, charges, encumbrances or restrictions, except such as are described in the Prospectus or are not material to the business of the Company or any of its Subsidiaries. Each of the Company or one of its Subsidiaries has valid, subsisting and enforceable leases for the properties described in the Prospectus as leased by it, with such exceptions as are not material and do not materially interfere with the use made and proposed to be made of such properties by the Company or the Subsidiaries.

                 (m) No statement, representation, warranty or covenant made by the Company in this Agreement or made in any certificate or document required by Section 5 of this Agreement to be delivered to the Representatives was or will be, when made, inaccurate, untrue or incorrect.





                                       8.

                 (n) Neither the Company nor any of its Subsidiaries or any of their respective directors, officers or controlling persons has taken, directly or indirectly, any action designed, or which might reasonably be expected, to cause or result, under the Act or otherwise, in, or which has constituted, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares other than entering into the lock-up agreements described in the Prospectus.

                 (o) Except as stated in the Prospectus, no holder of securities of the Company has rights to the registration of any securities of the Company because of the filing of the Registration Statement which rights have not been waived by the holder thereof as of the date hereof.

                 (p) The Company has not been advised, and has no reason to believe, that it has infringed any patents, patent rights, tradenames, trademarks, copyrights, trade secret or other proprietary rights of other persons which infringement would have a material adverse effect on the Company or its business, properties, business prospects, condition (financial or otherwise) or results of operations.

                 (q) The Company and each of its Subsidiaries have filed all federal, state and foreign income tax returns which have been required to be filed and have paid all taxes and assessments received by them or any of them to the extent that such taxes have become due.

                 (r) The Company and each of its Subsidiaries own or possess, and are operating in compliance with, all authorizations, approvals, orders, licenses, registrations, other certificates and permits of and from all state, federal and other governmental and regulatory officials and bodies, necessary to conduct their respective businesses as contemplated in the Prospectus, except where the failure to own or possess all such authorizations, approvals, orders, licenses, registrations, other certificates and permits would not materially and adversely affect the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company or any of its Subsidiaries considered as one enterprise, all of which are valid and in full force and effect; there is no proceeding pending or threatened (or any basis therefor known to the Company) which may cause any such authorization, approval, order, license, registration, certificate or permit to be revoked, withdrawn, canceled, suspended or not renewed; and the Company and each of its Subsidiaries are conducting their businesses in compliance with all laws, rules and regulations applicable thereto except where such noncompliance would not materially and adversely affect the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company and each of its Subsidiaries considered as one enterprise.





                                       9.

         4. Representations and Warranties of the Selling Stockholders. Each of the Selling Stockholders, severally and not jointly, represents and warrants with respect to the Seller Shares or Option Shares set forth opposite his name on Schedule II or Schedule III hereto that:

                 (a) This Agreement, the Custody Agreement signed by the Selling Stockholders and ____________________ as Custodian, relating to the deposit of the Seller Shares or Option Shares, as appropriate, (the "Custody Agreement") and the Power of Attorney appointing certain individuals as the Selling Stockholder's attorneys-in-fact to the extent set forth therein, relating to the transactions contemplated hereby and by the Registration Statement (the "Power of Attorney") have been duly authorized, executed and delivered by or on behalf of the Selling Stockholder and are valid and binding agreements of the Selling Stockholder enforceable in accordance with their terms, except as rights to indemnity and contribution hereunder may be limited by applicable law and except as enforcement hereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditor's rights generally, or by general equitable principles.

                 (b) The execution and delivery by each of the Selling Stockholders of, and the performance by each such Selling Stockholder of its obligations under, this Agreement, the Custody Agreement and the Power of Attorney do not contravene any provision of applicable law, and will not result in (a) any violation of the Selling Stockholder's charter or bylaws, (b) the material breach or violation of any of the terms and provisions, or constitute a material default under, any indenture, mortgage, deed of trust, loan agreement, bond, debenture, note agreement or other evidence of indebtedness, or any lease, contract or other agreement or instrument to which the Selling Stockholder is a party or by which its properties are bound, (c) the material breach or violation of any statute, rule or regulation, of any regulatory body or administrative agency or other governmental agency or body having jurisdiction over the Selling Stockholder or any of its properties or operations, or (d) the breach or violation of any judgment, order, writ or decree of any government, arbitrator, court, regulatory body or administrative agency, or other governmental agency or body having jurisdiction over the Selling Stockholder or any of its properties or operations;

                 (c) No authorization, approval or consent of any regulatory body or administrative agency or other governmental agency or body is necessary in connection with the performance of this Agreement and consummation of the transactions herein contemplated by the Selling Stockholders except such as have been obtained under the Act or such as may be required under state or other securities or Blue Sky laws or the by-laws and rules of the NASD in connection with the purchase and the distribution of the Shares by the Underwriters;





                                      10.

                 (d) The Selling Stockholder has, and on the Closing Date or Option Closing Date, as the case may be, will have, valid marketable title to such Selling Stockholder's Seller Shares and Option Shares and the legal right and power, and all authorization and approval required by law, to enter into this Agreement, the Custody Agreement and the Power-of-Attorney, and to sell, transfer and deliver such Seller Shares and Option Shares, except that no representation is made with respect to federal and state securities laws.

                 (e) Delivery of the Selling Stockholders' Seller Shares or Option Shares against payment therefor will transfer to the Underwriters marketable title to such Seller Shares or Option Shares, free and clear of any security interests, claims, liens, equities and other encumbrances.

                 (f) All information furnished by or on behalf of the Selling Stockholder for use in the Registration Statement and Prospectus is, and on the Closing Date or the Option Closing Date, as the case may be, will be, true, correct, and complete, and does not, and on the Closing Date will not, contain any untrue statement of a material fact or omit to state any material fact necessary to make such information not misleading.

                 (g) There is not any pending or, to the Selling Stockholder's knowledge, threatened action, suit, claim or proceeding against the Selling Stockholder or any of its properties, assets or rights before any court or governmental agency or body or otherwise which (i) might prevent consummation of the transactions contemplated hereby, or (ii) is required to be, but is not, disclosed in the Registration Statement; and there are no contracts or documents of the Selling Stockholder that are required to be described in the Prospectus or be filed as exhibits to the Registration Statement by the Act or by the Rules and Regulations which have not been accurately described in all material respects in the Prospectus or filed as exhibits to the Registration Statement, as the case may be. The contracts so described in the Prospectus or filed as exhibits to the Registration Statement are in full force and effect as of the date hereof.

                 (h) Neither the Selling Stockholder nor any of its respective directors, officers or controlling persons has taken, directly or indirectly, any action designed, or which might reasonably be expected, to cause or result, under the Act or otherwise, in, or which has constituted, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares other than entering into the lock-up agreements described in the Prospectus.

                 (i) Without taking any action to verify independently the Company's representations or warranties made in this Agreement, and without assuming responsibility for the accuracy, completeness or fairness of such representations and warranties, nothing has come to the attention of such Selling Stockholder to cause such





                                      11.

Selling Stockholder to believe the Company's representations and warranties contained in this Agreement are not accurate.

                 (j) The Selling Stockholder is not aware that any Preliminary Prospectus, the Registration Statement or the Prospectus includes any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

         5. Further Agreements of the Company. The Company agrees with the several Underwriters as follows:

                 (a) The Company will not, either prior to the Effective Date or thereafter during such period as the Prospectus is required by law to be delivered in connection with sales of the Shares by an Underwriter or dealer, file any amendment or supplement to the Registration Statement or the Prospectus, unless a copy thereof shall first have been submitted to the Representatives within a reasonable period of time prior to the filing thereof and the Representatives shall not have objected thereto in good faith.

                 (b) The Company will use its best efforts to cause the Registration Statement to become effective, and will notify the Representatives promptly, and will confirm such advice in writing, (1) when the Registration Statement has become effective and when any post- effective amendment thereto becomes effective, (2) of any request by the Commission for amendments or supplements to the Registration Statement or the Prospectus or for additional information, (3) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose or the threat thereof, (4) of the happening of any event during the period mentioned in the second sentence of Section 5(e) that in the judgment of the Company makes any statement made in the Registration Statement or the Prospectus untrue or that requires the making of any changes in the Registration Statement or the Prospectus in order to make the statements therein, in light of the circumstances in which they are made, not misleading and (5) of receipt by the Company or any representative or attorney of the Company of any other communication from the Commission relating to the Registration Statement, any Preliminary Prospectus or the Prospectus or, if within nine months of the Effective Date, relating to the Company. If at any time the Commission shall issue any order suspending the effectiveness of the Registration Statement, the Company will make every reasonable effort to obtain the withdrawal of such order at the earliest possible moment. If the Company has omitted any information from the Registration Statement pursuant to Rule 430A of the Rules and Regulations, the Company will use its best efforts to comply with the provisions of and make all requisite filings with the Commission pursuant to said Rule 430A and to notify the Representatives promptly of all such filings.





                                      12.

                 (c) The Company will furnish to each of the Representatives, without charge, two (2) signed copies of the Registration Statement and of any post-effective amendment thereto and all exhibits thereto and will furnish to the Representatives, without charge, for transmittal to each of the other Underwriters, a copy of the Registration Statement and any post-effective amendment thereto, including financial statements and schedules but without exhibits.

                 (d) The Company will comply with all the provisions of any undertakings contained in the Registration Statement.

                 (e) On the Effective Date, and thereafter from time to time, the Company will deliver to each of the Underwriters, without charge, as many copies of the Prospectus or any amendment or supplement thereto as the Representatives may reasonably request. The Company consents to the use of the Prospectus or any amendment or supplement thereto by the several Underwriters and by all dealers to whom the Shares may be sold, both in connection with the offering or sale of the Shares and for any period of time thereafter during which the Prospectus is required by law to be delivered in connection therewith. If during such period of time any event shall occur which, in the judgment of the Company or counsel to the Underwriters, should be set forth in the Prospectus in order to make any statement therein, in the light of the circumstances under which it was made, not misleading, or if it is necessary to supplement or amend the Prospectus to comply with law, the Company will forthwith prepare and duly file with the Commission an appropriate supplement or amendment thereto, and will deliver to each of the Underwriters, without charge, such number of copies of such supplement or amendment to the Prospectus as the Representatives may reasonably request. Neither your consent to, nor the Underwriters' delivery of, any such supplement or amendment shall constitute a waiver of any of the conditions set forth in Section 7.

                 (f) Prior to any public offering of the Shares, the Company will cooperate with the Representatives and counsel to the Underwriters in connection with the registration or qualification of the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Representatives may reasonably request; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to general service of process in any jurisdiction where it is not now so subject.

                 (g) The Company will furnish to its stockholders as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, shareholders' equity and cash flow of the Company and its consolidated subsidiaries, if any, audited by the Company's independent public accounts) so long as the Company is subject to the reporting requirements of the Exchange Act.





                                      13.

                 (h) During the period of five years commencing on the Effective Date, the Company will furnish to the Representatives and each other Underwriter who may so request copies of such financial statements and other periodic and special reports as the Company may from time to time distribute generally to the holders of any class of its capital stock, and will furnish to the Representatives and each other Underwriter who may so request a copy of each annual or other report it shall be required to file with the Commission.

                 (i) The Company will make generally available to holders of its securities as soon as may be practicable but in no event later than the last day of the fifteenth (15th) calendar month following the calendar quarter in which the Effective Date falls, an earnings statement (which need not be audited but shall be in reasonable detail) for a period of twelve (12) months after the Effective Date, and satisfying the provisions of Section 11(a) of the Act (including Rule 158 of the Rules and Regulations).

                 (j) Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Company will pay, or reimburse if paid by the Representatives, all costs and expenses incident to the performance of the obligations of the Company under this Agreement, including but not limited to costs and expenses of or relating to
(1) the preparation, printing and filing of the Registration Statement and exhibits to it, each Preliminary Prospectus, Prospectus and any amendment or supplement to the Registration Statement or prospectus, (2) the preparation and delivery of certificates representing the Shares, (3) the printing of this Agreement, the Agreement Among Underwriters, any Dealer Agreements, any Underwriters' Questionnaires, (4) furnishing (including costs of shipping and mailing) such copies of the Registration Statement, the Prospectus and any Preliminary Prospectus, and all amendments and supplements thereto, as may be requested for use in connection with the offering and sale of the Shares by the Underwriters or by dealers to whom Shares may be sold, (5) the listing of the Shares on the Nasdaq National Market system, (6) any filings required to be made by the Underwriters with the National Association of Securities Dealers, Inc. ("NASD"), and the fees and expenses of counsel for the Underwriters in connection therewith, (7) the registration or qualification of the Shares for offer and sale under the securities laws or Blue Sky laws of such jurisdictions designated pursuant to Section 5(f), including the reasonable fees and expenses of counsel to the Underwriters in connection therewith, and the preparation and printing of preliminary, supplemental and final Blue Sky memoranda, (8) fees and expenses of counsel to the Company (but not those of counsel for the Underwriters, except as otherwise provided herein) and (9) the transfer agent for the Shares.

                 (k) If this Agreement shall be terminated by the Company pursuant to any of the provisions hereof (otherwise than pursuant to Section 9 hereof) or if for any





                                      14.

reason the Company shall be unable to perform its obligations hereunder or thereunder, the Company will reimburse the several Underwriters for all out-of-pocket expenses (including the fees and expenses of counsel to the Underwriters) reasonably incurred by them in connection herewith.

                 (l) The Company will not at any time, (i) directly or indirectly, take any action designed, or which might reasonably be expected, to cause or result in, or which will constitute, stabilization of the price of the shares of Common Stock to facilitate the sale or resale of any of the Shares,
(ii) sell, bid for, purchase or pay anyone any compensation for soliciting purchases of, the Shares or (iii) pay or agree to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

                 (m) The Company will apply the net proceeds from the offering and sale of the Shares to be sold by the Company in the manner set forth in the Prospectus under "Use of Proceeds."

                 (n) The Company will not, and will cause each of its officers, directors and optionholders to enter into agreements with the Representatives to the effect that they will not for a period of 180 days after the Effective Date with respect to the Company and all other persons who enter such agreements, without the prior written consent of the Representatives, sell, contract to sell or otherwise dispose of any shares of Common Stock or rights to acquire such shares (other than the sale of the Shares hereunder and the issuance of shares of Common Stock by the Company upon exercise of stock options pursuant to employee stock option plans).

         6. Agreements of the Selling Stockholders. Each Selling Stockholder agrees with respect to the Seller Shares or Option Shares set forth opposite his name on Schedule II or Schedule III hereto to pay or cause to be paid all taxes, including the cost of original issue tax stamps, if any, on the transfer and sale of the Seller Shares or Option Shares and the fees and expenses of counsel and accountants retained by such Selling Stockholder, except such fees and expenses that are paid by the Company, if any. The Selling Stockholders will pay and save each Underwriter and any subsequent holder of the Seller Shares or Option Shares harmless from any and all liabilities with respect to or resulting from any failure or delay in paying Federal and state stamp and other transfer taxes, if any, which may be payable or determined to be payable in connection with the original issuance or sale to such Underwriter of the Seller Shares. The Company agrees to pay all costs and expenses incident to the performance of the obligations of the Selling Stockholders under this Agreement (except as set forth above), including, but not limited to, all expenses incident to the delivery of the certificates for the Seller Shares or Option Shares, the costs and expenses incident to the preparation, printing and filing of the Registration Statement (including all exhibits thereto) and the Prospectus and any





                                      15.

amendments or supplements thereto, the expenses of qualifying the Seller Shares and Option Shares under the securities or blue sky laws of various jurisdictions, all filing fees payable in connection with the review of the offering of the Shares by the NASD, and the cost of furnishing to the Underwriters the required copies of the Registration Statement and Prospectus and any amendments or supplements thereto; provided that the Selling Stockholders agree to pay or cause to be paid its pro rata share (based on the percentage which the number of Seller Shares and Option Shares to be sold by the Over-Allotment Selling Stockholders sold bears to the total number of Shares sold) of all underwriting discounts and commissions.

         7. Conditions of the Obligations of the Underwriters. The obligations of each Underwriter hereunder are subject to the following conditions:

                 (a) Notification that the Registration Statement has become effective shall be received by the Representatives not later than 5:00 p.m., New York City time, on the date of this Agreement or at such later date and time as shall be consented to in writing by the Representative and all filings required by Rule 424 and Rule 430A of the Rules and Regulations shall have been made.

                 (b)      (i)     No stop order suspending the effectiveness of
the Registration Statement shall have been issued and no proceedings for that purpose shall be pending or threatened by the Commission, (ii) no order suspending the effectiveness of the Registration Statement or the qualification or registration of the Shares under the securities or Blue Sky laws of any jurisdiction shall be in effect and no proceeding for such purpose shall be pending before or threatened by the Commission or the authorities of any such jurisdiction, (iii) any request for additional information on the part of the staff of the Commission or any such authorities shall have been complied with to the satisfaction of the staff of the Commission or any such authorities and
(iv) after the date hereof, no amendment or supplement to the Registration Statement or the Prospectus shall have been filed unless a copy thereof was first submitted to the Representatives and the Representatives do not object thereto in good faith, and the Representatives shall have received certificates, dated the Closing Date and signed by the Chief Executive Officer or the Chairman of the Board of Directors of the Company and the Chief Financial Officer of the Company (who may, as to proceedings threatened, rely upon the best of their information and belief) to the effect of clauses (i),
(ii) and (iii).

                 (c) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, (i) there shall not have been a material adverse change in the general affairs, business, business prospects, properties, management, condition (financial or otherwise) or results of operations of the Company or any of its Subsidiaries, whether or not arising from transactions in the ordinary course of business, in each case other than as set forth in or contemplated by the Registration Statement and





                                      16.

the Prospectus and (ii) neither the Company or any of its Subsidiaries shall have sustained any material loss or interference with its business or properties from fire, explosion, flood or other casualty, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree, which is not set forth in the Registration Statement and the Prospectus, if in the judgment of the Representatives any such development makes it impracticable or inadvisable to consummate the sale and delivery of the Shares by the Underwriters at the public offering price.

                 (d) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, there shall have been no litigation or other proceeding instituted against the Company, any of its Subsidiaries or any of their respective officers or directors in their capacities as such, before or by any Federal, state or local court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, in which litigation or proceeding an unfavorable ruling, decision or finding would materially and adversely affect the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company or any of its subsidiaries.

                 (e) Each of the representations and warranties of the Company and the Selling Stockholders contained herein shall be true and correct in all material respects at the Closing Date and, with respect to the Option Shares, at the Option Closing Date, and all covenants and agreements contained herein to be performed on the part of the Company and the Selling Stockholders and all conditions contained herein to be fulfilled or complied with by the Company and the Selling Stockholdesr at or prior to the Closing Date and, with respect to the Option Shares, at the Option Closing Date, shall have been duly performed, fulfilled or complied with.

                 (f) The Representatives shall have received on the Closing Date and on any later date on which Option Shares are purchased, as the case may be, the following opinion of Musick, Peeler & Garrett LLP, counsel to the Company, dated the Closing Date or such later date, addressed to the Underwriters and with reproduced copies or signed counterparts thereof for each of the Underwriters, to the effect that:

                          (i)     Each of the Company and _________ and
________ (the U.S. Subsidiaries") has been duly incorporated and is a validly existing corporation in good standing under the laws of its jurisdiction of incorporation;

                          (ii)    Each of the Company and the U.S. Subsidiaries
has the corporate power to own, lease and operate its properties and to conduct its business as described in the Prospectus;





                                      17.

                          (iii)   Each of the Company and its U.S. Subsidiaries
is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction, if any, in which the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure so to qualify would not have a material adverse effect on the financial condition, earnings, operations, business or business prospects of the Company or its U.S. Subsidiaries considered as one enterprise. To such counsel's knowledge, the Company does not own or control, directly or indirectly, any corporation, association or other entity other than the Subsidiaries.

                          (iv)    The authorized, issued and outstanding
capital stock of the Company was as set forth in the Prospectus under the caption "Capitalization" as of the dates stated therein, and the issued and outstanding shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable and have not been issued in violation of any preemptive right or, to such counsel's knowledge, any co-sale right, registration right, right of first refusal or other similar right;

                          (v)     The Shares to be issued by the Company
pursuant to the terms of this Agreement will be, upon issuance and delivery against payment therefor in accordance with the terms hereof, duly authorized, validly issued, fully paid and nonassessable, and will not be issued in violation of any preemptive right or, to such counsel's knowledge, any co-sale right, registration right, right of first refusal or other similar right, and to such counsel's knowledge, the stockholders of the Company have no right of first refusal or other similar rights to purchase any of these Shares;

                          (vi)    The Company has corporate power and authority
to enter into this Agreement and to issue, sell and deliver to the Underwriters the Shares to be issued and sold by it hereunder;

                          (vii)   This Agreement has been duly authorized by
all necessary corporate action on the part of the Company and has been duly executed and delivered by the Company and, assuming due authorization, execution and delivery of this Agreement by you, this Agreement is a valid and binding agreement of the Company, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally or by general equitable principles, and except that no opinion is expressed as to the enforceability of the indemnification and contribution provisions contained in Section 8 of this Agreement;

                          (viii)  The Registration Statement has become
effective under the Act and, to such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement have been issued and no proceedings for that purpose have been instituted or are pending or threatened under the Act;





                                      18.

                          (ix)    The terms and provisions of the Common Stock
of the Company conform in all material respects to the description thereof contained in "Description of Capital Stock" in the Registration Statement and Prospectus;

                          (x)     The information in the Prospectus under the
caption "Description of Capital Stock," to the extent that it constitutes a summary of the legal matters, documents or proceedings referred to therein fairly presents the information required to be presented by the Act or the Rules and Regulations with respect to such legal matters documents and proceedings; and the forms of certificates evidencing the Common Stock comply with Delaware law;

                          (xi)    The description in the Registration Statement
and the Prospectus of the charter and bylaws of the Company and of statutes and contracts described therein fairly presents the information required to be presented by the Act or the Rules and Regulations;

                          (xii)   To such counsel's knowledge, there are no
agreements, contracts, leases or documents of a character required to be described or referred to in the Registration Statement or Prospectus or to be filed as an exhibit to the Registration Statement which are not described or referred to therein and filed as required;

                          (xiii)  The execution, delivery and performance of
this Agreement by the Company and the consummation by the Company of the transactions herein and therein contemplated do not result in (a) any violation of the Company's charter or bylaws, or (b) the breach or violation of any of the terms and provisions, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, bond, debenture, note agreement or other evidence of indebtedness, or any lease, contract or other agreement or instrument described in the Registration Statement or filed as an exhibit thereto to which the Company or either of the U.S. Subsidiaries is a party or by which its properties are bound, (c) the breach or violation of any federal, California or, to the best of our knowledge, local statute, rule or regulation; provided however, that no opinion need be rendered concerning state securities or Blue Sky laws, or (d) to the best of such counsel's knowledge, the breach or violation of any judgment, order, writ or decree of any government, arbitrator, court, regulatory body or administrative agency, or other governmental agency or body having jurisdiction over the Company or any of its properties or operations;

                          (xiv)   No authorization, approval or consent of any
regulatory body or administrative agency or other governmental agency or body is necessary in connection with the performance of this Agreement and consummation of the transactions herein contemplated by the Company, except such as have been obtained under the Act or





                                      19.

such as may be required under state or other securities or Blue Sky laws in connection with the purchase and the distribution of the Shares by the Underwriters;

                          (xv)    To such counsel's knowledge, there are no
legal or governmental proceedings pending or threatened against the Company of a character which are required to be disclosed in the Registration Statement or the Prospectus, by the Act or the applicable Rules and Regulations, other than those described therein;

                          (xvi)   To such counsel's knowledge, except as set
forth in the Registration Statement and Prospectus, no holders of Common Stock or other securities of the Company have registration rights with respect to securities of the Company and, except as set forth in the Registration Statement and Prospectus, all holders of securities of the Company having rights to registration of such shares of Common Stock, or other securities, because of the filing of the Registration Statement by the Company have, with respect to the offering contemplated thereby, waived such rights or such rights have expired by reason of lapse of time following notification of the Company's intent to file the Registration Statement, or have included securities in the Registration Statement pursuant to the exercise of such rights; and

                          (xvii)  The Registration Statement and the Prospectus
(other than the financial statements, including supporting schedules, and financial data as to which such counsel need express no opinion) as of the Effective Date complied as to form in all material respects with the requirements of the Act and the Rules and Regulations with respect to registration statements on Form S-1.

                                  In addition, such counsel shall state that,
although they have not verified the accuracy or completeness of the statements contained in the Registration Statement or the Prospectus, nothing has come to the attention of such counsel that caused them to believe that, at the time the Registration Statement became effective, the Registration Statement (except as to financial statements, including supporting schedules, and financial data, as to which such counsel need express no opinion) contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or at the Closing Date or any later date on which the Option Shares are to be purchased, as the case may be, the Registration Statement or the Prospectus (except as aforesaid) contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                                  Counsel rendering the foregoing opinion may
rely as to questions of law not involving the laws of the United States or the State of California and the State of Delaware upon opinions of local counsel, and as to questions of fact upon





                                      20.

representations or certificates of officers of the Company and of government officials, in which case their opinion is to state that they are so relying and that they have no knowledge of any material misstatement or inaccuracy in such opinions, representations or certificate. Copies of any opinion, representation or certificate so relied upon shall be delivered to you, as Representatives of the Underwriters, and to Underwriters' counsel.

                 (g) You shall have received on the Closing Date and on any later date on which Option Shares are purchased, as the case may be, the following opinions with respect to the Seller Shares, dated the Closing Date, and with respect to the Option Shares, if any, dated the Option Closing Date, from Musick, Peeler & Garrett LLP, counsel to the Healthcare Association of Southern California and the Over-Allotment Selling Stockholders and Weissburg and Aronson, Inc., counsel to Hospital Council Coordinated Programs, Inc., satisfactory in form and substance to the Representatives and counsel for the Underwriters, covering the following matters:

                          (i)     This Agreement has been duly authorized,
executed and delivered by or on behalf each of the Selling Stockholders;

                          (ii)    The execution and delivery by each of the
Selling Stockholders of, and the performance by each such Selling Stockholder of its obligations under, this Agreement, the Custody Agreement and the Power of Attorney will not result in (a) any violation of the Company's charter or bylaws, (b) the breach or violation of any of the terms and provisions, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, bond, debenture, note agreement or other evidence of indebtedness, or any lease, contract or other agreement or instrument to which the Selling Stockholder is a party or by which its properties are bound, (c) the breach or violation of any federal, California or, to the best of our knowledge, local statute, rule or regulation; provided however, that no opinion need be rendered concerning state securities or Blue Sky laws, or (d) to the best of such counsel's knowledge, the breach or violation of any judgment, order, writ or decree of any government, arbitrator, court, regulatory body or administrative agency, or other governmental agency or body having jurisdiction over the Selling Stockholder or any of its properties or operations;

                          (iii)   No authorization, approval or consent of any
regulatory body or administrative agency or other governmental agency or body is necessary in connection with the performance of this Agreement and consummation of the transactions herein contemplated by the Selling Stockholders, except such as have been obtained under the Act or such as may be required under state or other securities or Blue Sky laws in connection with the purchase and the distribution of the Shares by the Underwriters;

                          (iv)    Each of the Underwriters who has purchased
Seller Shares in good faith and without notice of any adverse claim within the meaning of the applicable





                                      21.

Uniform Commercial Code, upon payment for such Seller Shares, has received good and valid title to such Seller Shares, free and clear of any security interests, claims, liens, and encumbrances, except for security interests, claims, liens, and encumbrances created or imposed by, or in favor of, the Underwriters; and

                          (v)     Each of the Custody Agreement and the Power
of Attorney has been duly authorized, executed and delivered by or on behalf of each Selling Stockholder and is a valid and binding agreement of each Selling Stockholder, enforceable in accordance with its terms except as to (A) rights to indemnity and contribution hereunder which may be limited by applicable law,
(B) bankruptcy and laws relating to the rights and remedies of creditors generally, and (C) the availability of equitable remedies.

                          Counsel rendering the foregoing opinion may rely as
to questions of law not involving the laws of the United States or the State of California and the State of Delaware upon opinions of local counsel, and as to questions of fact upon representations or certificates of the Selling Stockholders or officers of the Selling Stockholders no knowledge of any material misstatement or inaccuracy in such opinions, representations or certificate. Representatives of the Underwriters, and to Underwriters' counsel.

                 (h) The Representatives shall have received an opinion, dated the Closing Date and, with respect to the Option Shares, the Option Closing Date, from Cooley Godward LLP, counsel to the Underwriters, with respect to the Registration Statement, the Prospectus and this Agreement, which opinion shall be satisfactory in all respects to the Representatives.

                 (i) Concurrently with the execution and delivery of this Agreement, the Accountants shall have furnished to the Representatives a letter, dated the date of its delivery, addressed to the Representatives and in form and substance satisfactory to the Representatives, confirming that they are independent accountants with respect to the Company as required by the Act and the Rules and Regulations and with respect to certain financial and other statistical and numerical information contained in the Registration Statement. At the Closing Date and, with respect to the Option Shares, the Option Closing Date, the Accountants shall have furnished to the Representatives a letter, dated the date of its delivery, which shall confirm, on the basis of a review in accordance with the procedures set forth in the letter from the Accountants, that nothing has come to their attention during the period from the date of the letter referred to in the prior sentence to a date (specified in the letter) not more than five (5) days prior to the Closing Date or the Option Closing Date, as applicable, which would require any change in their letter dated the date hereof if it were required to be dated and delivered at the Closing Date or the Option Closing Date, as applicable.





                                      22.

                 (j) Concurrently with the execution and delivery of this Agreement and at the Closing Date and, with respect to the Option Shares, the Option Closing Date, there shall be furnished to the Representatives an accurate certificate, dated the date of its delivery, signed by each of the Chief Executive Officer and the Chief Financial Officer of the Company, in form and substance satisfactory to the Representative, to the effect that:

                          (i)     Each signer of such certificate has carefully
examined the Registration Statement and the Prospectus and (A) as of the date of such certificate, such documents are true and correct in all material respects and do not omit to state a material fact required to be stated therein or necessary in order to make the statements therein not untrue or misleading, and (B) in the case of the certificate delivered at the Closing Date or the Option Closing Date, as applicable, since the Effective Date no event has occurred as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein not untrue or misleading in any material respect.

                          (ii)    Each of the representations and warranties of
the Company contained in this Agreement were, when originally made, and are, at the time such certificate is delivered, true and correct in all material respects.

                          (iii)   Each of the covenants required to be
performed by the Company herein on or prior to the date of such certificate has been duly, timely and fully performed and each condition herein required to be satisfied or fulfilled on or prior to the date of such certificate has been duly, timely and fully satisfied or fulfilled.

                 (k) Concurrently with the execution and delivery of this Agreement and at the Closing Date and, with respect to the Option Shares, the Option Closing Date, there shall be furnished to the Representatives a certificate, dated as of the date of delivery, signed by each of the Selling Stockholders (or its attorney-in-fact on its behalf) to the effect that the representations and warranties of the Selling Stockholders contained in this Agreement were, when originally made, and are, at the time such certificate is delivered, true and correct in all material respects.

                 (l) On or prior to the Closing Date the Representatives shall have received the executed agreements referred to in Section 5(n).

                 (m) The Shares shall be qualified for sale in such jurisdictions as the Representatives may reasonably request, and each such qualification shall be in effect and not subject to any stop order or other proceeding on the Closing Date or the Option Closing Date, as applicable.

                 (n) Prior to the Closing Date, the Shares to be sold by the Company hereunder shall have been duly authorized for listing on the Nasdaq National Market





                                      23.

upon official notice of issuance. The Shares to be sold be the Selling Stockholders hereunder are listed on the Nasdaq National Market.

                 (o) The Company shall have furnished to the Representatives such certificates and documents, in addition to those specifically mentioned herein, as the Representatives may have reasonably requested as to thec accuracy and completeness at the Closing Date and the Option Closing Date of any statement in the Registration Statement or the Prospectus as to the accuracy at the Closing Date and the Option Closing Date of the representations and warranties of the Company herein, as to the performance by the Company of its obligations hereunder, or as to the fulfillment of the conditions concurrent and precedent to the obligations hereunder of the Representatives.

                 (p) The Selling Stockholders shall have furnished to the Representatives such certificates and documents, in addition to those specifically mentioned herein, as the Representatives may have reasonably requested (including certificates of the officers of the Selling Stockholders, when the Selling Stockholder is not a natural person), at the Closing Date and the Option Closing Date of the representations and warranties of the Company herein, as to the performance by the Selling Stockholders of their obligations hereunder, or as to the fulfillment of the conditions concurrent and precedent to the obligations hereunder of the Representatives.

         8.      Indemnification.

                 (a) The Company will indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person, if any, who controls each Underwriter within the meaning of
Section 15 of the Act or Section 20 of the Exchange Act, from and against any and all losses, claims, liabilities, expenses and damages (including any and all investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted), to which they, or any of them, may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, liabilities, expenses or damages (1) arise out of or are based on any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus or any amendment or supplement to the Registration Statement or the Prospectus, or the omission or alleged omission to state in such document a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made, (2) arise out of or are based in whole or in part on any inaccuracy in the representations and warranties of the Company contained herein or (3) arise out of or are based upon any failure of the Company to perform its obligations hereunder or under laws in connection with the transactions contemplated hereby; provided, however, that the Company will not be liable (A) to any





                                      24.

Underwriter, the directors, officers, employees of such Underwriter and any person controlling such Underwriter to the extent that such loss, claim, liability, expense or damage arises from the sale of the Shares in the public offering to any person by an Underwriter and is based on an untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with information relating to any Underwriter furnished in writing to the Company by the Representatives, on behalf of any Underwriter expressly for inclusion in the Registration Statement, the Preliminary Prospectus or the Prospectus, and (B) to any Underwriter, the directors, officers, employees or agents of such Underwriter or any person controlling such Underwriter with respect to any loss, claim, liability, expense, charge or damage arising out of or based on any untrue statement or omission or alleged untrue statement or omission or alleged omission to state a material fact in the Preliminary Prospectus which is corrected in the Prospectus if the person asserting any such loss, claim, liability, charge or damage purchased Shares from such Underwriter but was not sent or given a copy of the Prospectus at or prior to the written confirmation of the sale of such Shares to such person. The Company acknowledges that the statements set forth under the heading "Underwriting" in the Preliminary Prospectus and the Prospectus constitute the only information relating to any Underwriter furnished in writing to the Company by the Representatives on behalf of the Underwriters expressly for inclusion in the Registration Statement, the Preliminary Prospectus or the Prospectus. This indemnity agreement will be in addition to any liability that the Company might otherwise have.

                 (b) Each Selling Stockholder agrees to indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person, if any, who controls each Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either such section, from and against any and all losses, claims, liabilities, expenses and damages (including any and all investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted) to which they, or any of them, may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims liabilities expenses or damages (i) arise out of or are based on any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus or any amendment or supplement to the Registration Statement or the Prospectus, or the omission or alleged omission to state in such document a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, (2) arise out of or are based in whole or in part on any inaccuracy in the representations and warranties of a Selling Stockholder contained herein, or (3) arise out





                                      25.

of or are based upon any failure of a Selling Stockholder to perform its obligations hereunder; provided, however, that the Selling Stockholders will not be liable (1) to any Underwriter, the directors, officers, employees of such Underwriter and any person controlling such Underwriter to the extent that such loss, claim, liability, expense or damage arises from the sale of the Shares in the public offering to any person by an Underwriter and is based on an untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with information relating to any Underwriter furnished in writing to the Company by the Representatives, on behalf of any Underwriter expressly for inclusion in the Registration Statement, the Preliminary Prospectus or the Prospectus, and (2) to any Underwriter, the directors, officers, employees or agents of such Underwriter or any person controlling such Underwriter with respect to any loss, claim, liability, expense, charge or damage arising out of or based on any untrue statement or omission or alleged untrue statement or omission or alleged omission to state a material fact in the Preliminary Prospectus which is corrected in the Prospectus if the person asserting any such loss, claim, liability, charge or damage purchased Shares from such Underwriter but was not sent or given a copy of the Prospectus at or prior to the written confirmation of the sale of such Shares to such person. Each Selling Stockholder acknowledges that the statements set forth under the heading "Underwriting" in the Preliminary Prospectus and the Prospectus constitute the only information relating to any Underwriter furnished in writing to the Company by the Representatives on behalf of the Underwriters expressly for inclusion in the Registration Statement, the Preliminary Prospectus or the Prospectus. This indemnity agreement will be in addition to any liability that the Selling Stockholders might otherwise have.

                 (c) Each Underwriter will indemnify the Company each the Selling Stockholder, each person, if any, who controls the Company and each Selling Stockholder within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, each director of the Company and each officer of the Company who signs the Registration Statement to the same extent as the foregoing indemnity from the Company to each Underwriter, as set forth in
Section 8(a) or 8(b) as applicable, but only insofar as losses, claims, liabilities, expenses or damages arise out of or are based on any untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with information relating to any Underwriter furnished in writing to the Company by the Representatives on behalf of such Underwriter expressly for use in the Registration Statement, the Preliminary Prospectus or the Prospectus. The Company and the Selling Stockholders acknowledge that the statements set forth under the heading "Underwriting" in the Preliminary Prospectus and the Prospectus constitute the only information relating to any Underwriter furnished in writing to the Company by the Representatives on behalf of the Underwriters expressly for inclusion in the Registration Statement, the Preliminary Prospectus or the Prospectus. This indemnity will be in addition to any liability that such Underwriter might otherwise have.





                                      26.

                 (d) Any party that proposes to assert the right to be indemnified under this Section 8 will, promptly after receipt of notice of commencement of any action against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section 8, notify each such indemnifying party of the commencement of such action, enclosing a copy of all papers served, but the omission so to notify such indemnifying party will not relieve it from any liability that it may have to any indemnified party under the foregoing provisions of this Section unless, and only to the extent that, such omission results in the loss of substantive rights or defenses by the indemnifying party. If any such action is brought against any indemnified party and it notifies the indemnifying party of its commencement, the indemnifying party will be entitled to participate in and, to the extent that it elects by delivering written notice to the indemnified party promptly after receiving notice of the commencement of the action from the indemnified party, jointly with any other indemnifying party similarly notified, to assume the defense of the action, with counsel satisfactory to the indemnified party, and after notice from the indemnifying party to the indemnified party of its election to assume the defense, the indemnifying party will not be liable to the indemnified party for any legal or other expenses except as provided below and except for the reasonable costs of investigation subsequently incurred by the indemnified party in connection with the defense. The indemnified party will have right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel will be at the expense of such indemnified party unless (1) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (2) the indemnified party has reasonably concluded (based on advice of counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, (3) a conflict or potential conflict exists (based on advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (4) the indemnifying party has not, in fact, employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees, disbursements and other charges of counsel will be at the expense of the indemnifying party or parties. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm admitted to practice in such jurisdiction at any one time for all such indemnified party or parties. All such fees, disbursements and other charges will be reimbursed by the indemnifying party promptly as they are incurred. Any indemnifying party will not be liable for any settlement of any action or claim effected without its written consent (which consent will not be unreasonably withheld).





                                      27.

                 (e) In order to provide for just and equitable contributions in circumstances in which the indemnification provided for in the foregoing paragraphs of this Section 8 is applicable in accordance with its terms but for any reason is held to be unavailable to any indemnified party, the Company, the Selling Stockholders and the Underwriters will contribute to the total losses, claims, liabilities, expenses and damages (including any investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted, but after deducting any contribution received by the Company from persons other than the Underwriters, such as persons who control the Company within the meaning of the Act, officers of the Company who signed the Registration Statement and directors of the Company, who also may be liable for contribution) to which the Company and any one or more of the Underwriters or the Selling Stockholders may be subject in such proportion as shall be appropriate to reflect benefits received by the Company, the Underwriters and the Selling Stockholders. The relative benefits received by the Company, the Underwriters and the Selling Stockholders shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company or the Selling Stockholders bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. If, but only if, the allocation provided by the foregoing sentence is not permitted by applicable law, the allocation of contribution shall be made in such proportion as is appropriate to reflect not only the relative benefits referred to in the foregoing sentence but also the relative fault of the Company, the Underwriters and the Selling Stockholders with respect to the statements or omissions which resulted in such loss, claim, liability, expenses or damage, or action in respect thereof, as well as any other relevant equitable considerations with respect to such offering. Such relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company, the Representatives on behalf of the Underwriters or the Selling Stockholders, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Underwriters and the Selling Stockholders agree that it would not be just and equitable if contributions pursuant to this Section 8(e) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, liability, expense or damage, or action in respect thereof, referred to above in this Section 8(e) shall be deemed to include, for purpose of this Section 8(e), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8(e), no Underwriter shall be required to contribute any amount in excess of the underwriting discounts received by it and no





                                      28.

person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribution as provided in this Section 8(e) are several in proportion to their respective underwriting obligations and not joint. For purposes of this Section 8(e), any person who controls a party to this Agreement within the meaning of the Act will have the same rights to contribution as that party, and each officer of the Company who signed the Registration Statement will have the same rights to contribution as the Company, subject in each case to the provisions hereof. Any party entitled to contribution, promptly after receipt of notice of commencement of any action against any such party in respect of which a claim for contribution may be made under this Section 8(e), will notify any such party or parties, from whom contribution may be sought from any other obligation it or they may have under this Section 8(e). No party will be liable for contribution with respect to any action or claim settled without its written consent (which consent will not be unreasonably withheld).

                 (f) The indemnity and contribution agreements contained in this Section 8 and the representations and warranties of the Company and the Selling Stockholders contained in this Agreement shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of the Underwriters, (ii) acceptance of any of the Shares and payment therefor or (iii) any termination of this Agreement.

         9. Termination. The obligations of the several Underwriters under this Agreement may be terminated at any time on or prior to the Closing Date by notice to the Company and the Attorney-in-Fact for the Selling Stockholders from the Representatives, without liability on the part of any Underwriter to the Company or the Selling Stockholders if, prior to delivery and payment for the Shares as the case may be, in the sole judgment of the Representatives, (i) trading in any of the equity securities of the Company shall have been suspended by the Commission, by an exchange that lists the Shares or by the Nasdaq National Market, (ii) trading in securities generally on the New York Stock Exchange shall have been suspended or limited or minimum or maximum prices shall have been generally established on such exchange, or additional material governmental restrictions, not in force on the date of this Agreement, shall have been imposed upon trading in securities generally by such exchange or by order of the Commission or any court or other governmental authority, (iii) a general banking moratorium shall have been declared by either Federal or New York State authorities or (iv) any material adverse change in the financial or securities markets in the United States or in political, financial or economic conditions in the United States or any outbreak or material escalation of hostilities or other calamity or crisis shall have occurred, the effect





                                      29.

of which is such as to make it, in the sole judgment of the Representatives, impracticable to market the Shares.

         10. Substitution of Underwriters. If any one or more of the Underwriters shall fail or refuse to purchase any of the Firm Shares which it or they have agreed to purchase hereunder, and the aggregate number of Firm Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of Firm Shares, the other Underwriters shall be obligated, severally, to purchase the Firm Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase, in the proportions which the number of Firm Shares which they have respectively agreed to purchase pursuant to Section 1 bears to the aggregate number of Firm Shares which all such non-defaulting Underwriters have so agreed to purchase, or in such other proportions as the Representatives may specify; provided that in no event shall the maximum number of Firm Shares which any Underwriter has become obligated to purchase pursuant to Section 1 be increased pursuant to this Section 8 by more than one-ninth of such number of Firm Shares without the prior written consent of such Underwriter. If any Underwriter or Underwriters shall fail or refuse to purchase any Firm Shares and the aggregate number of Firm Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase exceeds one-tenth of the aggregate number of the Firm Shares and arrangements satisfactory to the Representative and the Company for the purchase of such Firm Shares are not made within forty-eight (48) hours after such default, this Agreement will terminate without liability on the part of any non- defaulting Underwriter or the Company or the Selling Stockholders for the purchase or sale of any Firm Shares under this Agreement. In any such case either the Representatives or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven (7) days, in order that the required changes, if any, in the Registration Statement and the Prospectus or in any other documents or arrangements may be effected. Any action taken pursuant to this Section 8 shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

         11. Miscellaneous. Notice given pursuant to any of the provisions of this Agreement shall be in writing and, unless otherwise specified, shall be mailed or delivered (a) if to the Company, at the office of the Company, 21540 Plummer Street, Chatsworth, CA 91311-4103, Attention: Paul Chopra, Chief Executive Officer with a copy to Willie R. Barnes, Esq., Musick, Peeler & Garrett LLP, One Wilshire Boulevard, Los Angeles, CA 90017, (b) if to the Underwriters, to the Representatives at the offices of Needham & Company, Inc. 445 Park Avenue, New York, NY 10022, Attention: Corporate Finance Department with a copy to D. Bradley Peck, Esq., Cooley Godward LLP, 4365 Executive Drive, Suite 1200, San Diego, CA 92121 or (c) if to the Selling Stockholders, to the Attorney-in-Fact for the Selling Stockholders at COHR Inc., 21540





                                      30.

Plummer Street, Chatsworth, CA 91311-4103. Any such notice shall be effective only upon receipt. Any notice under such Section 8 or 9 may be made by telex or telephone, but if so made shall be subsequently confirmed in writing.

         This Agreement has been and is made solely for the benefit of the several Underwriters and the Company and of the controlling persons, directors and officers referred to in Section 8, and their respective successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" as used in this Agreement shall not include a purchaser, as such purchaser, of Shares from any of the several Underwriters.

         This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within such State.

         This Agreement may be signed in two or more counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.

         In case any provision in this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         The Company and the Underwriters each hereby waive any right they may have to a trial by jury in respect of any claim based upon or arising out of this Agreement or the transactions contemplated hereby.





                                      31.

         Please confirm that the foregoing correctly sets forth the agreement among the Company and the several Underwriters.






                                       Very truly yours,


                                       COHR INC.


                                        By:
                                           --------------------------------

                                        Title:
                                              -----------------------------


                                        SELLING STOCKHOLDERS


                                        By:
                                           --------------------------------
                                           As Attorney-in-Fact for the Selling
                                           Stockholders



Confirmed as of the date first above
mentioned:

NEEDHAM & COMPANY, INC.
OPPENHEIMER & CO., INC.
CROWELL, WEEDON & CO.
WEDBUSH MORGAN SECURITIES INC.
    Acting on behalf of themselves and as
    the Representatives of the other
    several Underwriters named in
    Schedule I hereof.


By:   NEEDHAM & COMPANY, INC.

By:
   --------------------------

Title:
      -----------------------





                                      32.

                              SCHEDULE I - UNDERWRITERS

                                                                                             Number of
                                                                                            Shares to be
 Name of Underwriter                                                                         Purchased
 -------------------                                                                      ---------------
 Needham & Company, Inc.

 Oppenheimer & Co., Inc.

 Crowell, Weedon & Co.

 Wedbush Morgan Securities Inc.

                                                                                               ---------
          TOTAL                                                                                1,900,000
                                                                                               =========

                   SCHEDULE II - PRIMARY SELLING STOCKHOLDERS
                                 SELLER SHARES

                                                                                               Number of
 Stockholder                                                                                 Seller Shares
 -----------                                                                                 -------------
 Healthcare Association of Southern California

 Hospital Council of San Diego and Imperial Counties



                                                                                                 -------
          TOTAL                                                                                  400,000
                                                                                                 =======

               SCHEDULE III - OVER-ALLOTMENT SELLING STOCKHOLDERS
                                 OPTION SHARES

                                                                                                Number of
 Stockholder                                                                                  Option Shares
 -----------                                                                                  -------------
 Paul Chopra                                                                                      20,000

 Umesh Malhotra                                                                                    3,000

 David Manigault                                                                                   2,000

                                                                                                  ------
          TOTAL                                                                                   25,000
                                                                                                  ======